As filed with the U.S. Securities and Exchange Commission on March 11, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report December 31, 2023

Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX

Patient Opportunity Trust 2023 Annual Report

Patient Opportunity Trust manager commentary

(unaudited)

“The big money is not in the buying and selling, but in the waiting.”

— Charlie Munger

In this letter, we discuss the current environment and how we are responding. We also reflect on 2023: what we’ve done well and where we made mistakes.

Before we get to performance, I want to mention one important thing. One of our strongest guiding principles: always act in clients’ best interest. We seek out ways to add (rather than extract) value. At the beginning of this year, we cut our mutual fund fee breakpoints substantially. With any asset growth, this will help lower our fees for clients. You can expect us to continually strive to improve client value propositions.

We are pleased Opportunity Trust performed strongly in 2023, the first year after Bill Miller stepped off the Fund. The Fund (Class I) advanced 39.59%, nicely beating the S&P 500’s 26.29% return. This performance led to our mutual fund ranking #1 out of 420 funds in Morningstar’s Mid-Cap Blend category1 based on average annual total returns as of 12/31/23. We have further work to fully recoup 2022’s losses, but 2023’s recovery continues our track record of rebounding strongly after disappointing performance.

Average Annual Total Returns and Expenses (%) as of 12/31/23
	Without Sales Charges
	1 Yr	5 Yr	10 Yr
Class A (LGOAX)	39.27	9.84	7.28
Class C (LMOPX)	38.10	9.00	6.46
Class FI (LMOFX)	39.19	9.76	7.22
Class I (LMNOX)	39.59	10.11	7.56
Class IS (MVISX)	39.73	10.20	—[2]
Class R (LMORX)	38.93	9.55	6.96
S&P 500	26.29	15.69	12.03
	With Maximum Sales Charges
	1 Yr	5 Yr	10 Yr
Class A (LGOAX)	31.27	8.55	6.65
Class C (LMOPX)	37.10	9.00	6.46
Class FI (LMOFX)	39.19	9.76	7.22
Class I (LMNOX)	39.59	10.11	7.56
Class IS (MVISX)	39.73	10.20	—
Class R (LMORX)	38.93	9.55	6.96
S&P 500	26.29	15.69	12.03

Gross (Net) Expenses(%): Class A 1.53 (1.52); Class C 2.26 (2.26); Class FI 1.60 (1.60); Class I 1.27 (1.25); Class IS 1.30 (1.29); Class R 1.76 (1.76).

1 #1 ranking is based on the Fund’s Class IS (MVISX).

2 Average annual return since inception (8/22/2018) was 3.27%.

Patient Opportunity Trust 2023 Annual Report	1

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Patient Capital Management has agreed to waive fees and/or reimburse operating expenses through April 30, 2025, so that such annual operating expenses will not exceed 0.88%, subject to recapture as described below. With respect to Class I only, the Advisor has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 800-655-0324 or visit patientcapitalmanagement.com/opportunity-trust.

The markets ended a volatile year on a high note, surging to peak levels. Prior to November, the narrow market was led by the biggest names in the S&P 500. Most other stocks languished. The Russell 2000 was down 4.5% in the first 10 months of the year, as soaring real yields pressured markets.

In the second half of 2023 and early 2024, bond yields have driven the stock market. Empirical Research noted that in the 6-months ending Oct 2023, 60% of stocks’ return dispersion were explained by interest rate changes. In December, ten- year yields fell to their lowest level (3.8%) since July igniting a powerful rally. Early this year, yields popped pressuring stocks. As of this writing, the 10-year yield has struggled to rise much above 4%. Stocks are responding favorably.

The fourth quarter reversal in long-term bond yields, along with a much-awaited Fed pivot and continued economic strength led to a broadening market rally that lifted nearly all boats. US indices closed out the year anywhere between strong (the Dow Jones Industrial Index up 16.2%) and extraordinary (the Nasdaq up 44.9% with S&P 500 +26.3% and Russell 2000 +16.9%).

After such a strong year, one might expect growing enthusiasm for stocks. While December did see the largest monthly inflows for ETFs, skepticism remains abundant.

Wall Street strategists royally missed the mark in 2023, projecting double-digit market declines. Forecasts remain muted for 2024 with flat returns anticipated (4767 S&P 500 vs. 4770 year-end level), a most unlikely outcome. After only a couple days of market weakness early in 2024, investor nerves flared up.

2	Patient Opportunity Trust 2023 Annual Report

Investment Company Institute (ICI) reported record money- market fund assets. The NAAIM2 Exposure Index fell to levels not seen since early November. Put-to-call ratios again rose above 1, a sign of bearishness.

We welcome the apprehension, a necessary source of fuel for an enduring bull market.

Risks that could end the bull market abound: a recession, another surge in interest rates, and geopolitical risks, to name a few. It’s always the case that risks exist. 2023’s juicy gains occurred because of risks, not despite them. As is mostly the case, risks evolved either better than feared (no recession) or more manageable (rising rates, geopolitics). Markets reacted positively, climbing the proverbial wall of worry.

A top risk, in our view, has been another Fed error. The Fed stayed accommodative far too long, contributing to an inflationary surge. We feared it would do the same on the other side. Higher, for longer equals too tight, for too long, resulting in recession.

The fourth quarter delivered much to celebrate on this front. Inflation fell. November’s 6-month annualized core personal consumption expenditures (PCE) (1.9%) sits below the Fed’s 2% target. Economic strength endured. The Atlanta Fed projects 2.5% real gross domestic product (GDP) growth in the fourth quarter. Employment remains solid as job losses linger below levels typically associated with recession. Finally, the Fed shifted its stance, saying it was done increasing rates and penciling in 3 cuts in 2024. Risk transmuted into return.

With inflation much improved and the Fed ready to cut rates, a big risk is diminished. We are a little over a year into the bull market that began in October 2022. The economy appears solid. Disinflation continues. Consumer balance sheets are strong, with real incomes growing again. Valuations are broadly ok, with pockets of attractiveness (where we focus!). Investor skepticism remains high.

If you can’t be confident about market gains in this environment, when can you? The answer is never. That happens to be most people’s default. That’s exactly why equities have historically offered the highest returns. You get paid to stomach the risks.

With money market balances at all-time highs and the Fed on the verge of cutting rates, plenty of firepower exists for further market gains. December equity flows give a taste of what might occur if rate cuts encourage people to shift away from cash.

2 National Association of Active Investment Managers

Patient Opportunity Trust 2023 Annual Report	3

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

While we expect the bull market to continue, returns aren’t likely to be as strong as 2023. 2024 started with a selloff, which isn’t surprising given how overbought markets were. Nevertheless, we see favorable odds for continued gains. According to Birinyi Associates, after 20%+ gain years, the S&P 500 rises 65% of the time, gaining an average of 6.5%. In election years, it rises 75% of the time, with an average gain of 8%. Mid-to-high single digit gains seem reasonable. This falls slightly below projected earnings growth for the year (10%), but these estimates typically fall.

We don’t build portfolios based on macro forecasts. We are bottom-up, long-term, value investors. We believe a broad universe, an open mind and a disciplined, sound process should lead to strong returns.

So far it has. I have a long track record since 2014. Some of our performance was damaged by the popping of the innovative disruption bubble in 2021-2022, which we handled poorly. We are working harder than ever to improve our performance. We aim to deliver mid-teens returns, as we did prior to the pandemic.

In this environment, we think that’s possible. While overall market returns will likely come down, we think low multiple “classic value” stocks have been left mostly for dead and offer very handsome return potential. Some of the Magnificent 7 are still attractively priced and innovative disruption stocks are perking up after a brutal 3 year bear market.

We’ve just endured the worst performance of low multiple stocks in history. Many people call these stocks value stocks. We assess value more broadly with a focus on intrinsic value (the present value of future free cash flows). Growth matters. Some high growth names can be the most undervalued. We like having a mix of different types of undervalued securities (low- multiple “classic value” and secular compounders).

Regardless, previous episodes of low-multiple underperformance were followed by sustained and significant outperformance. In previous recoveries, low multiple stocks averaged 18%-plus annualized returns, more than tripling their high multiple counterparts, and nearly doubling the market’s return (9.8%). “Classic value’s” recovery began in 2021, but most people still favor high growth and doubt the outperformance will endure. See chart below.

4	Patient Opportunity Trust 2023 Annual Report

Periods of Value Under and Outperformance Since 1952

		High Earnings Yield		Low Earnings Yield		(Underperformance)
		(Cheap)		(Expensive)		Outperformance		S&P 500
Value Performance	Duration	Annualized Returns	Cumulative Returns	Annualized Returns	Cumulative Returns	Annualized Returns	Cumulative Returns	Annualized Returns	Cumulative Returns
Underperforming (1969-1972)	4 Years	2.62%	10.89%	8.89%	40.59%	-6.27%	-29.70%	6.67%	29.49%
Outperforming (1973-1986)	14 Years	16.70%	769.29%	4.82%	93.35%	11.88%	675.94%	10.22%	290.29%
Underperforming (1987-1991)	5 Years	12.22%	77.97%	17.82%	127.06%	-5.60%	-49.08%	15.33%	104.07%
Outperforming (1992-1997)	6 Years	23.03%	246.83%	12.78%	105.83%	10.25%	141.00%	18.05%	170.61%
Underperforming (1998-1999)	2 Years	7.89%	16.40%	35.31%	83.09%	-27.42%	-66.69%	24.74%	55.61%
Outperforming (2000-2006)	7 Years	14.58%	159.30%	-1.51%	-10.11%	16.09%	169.41%	1.12%	8.11%
Underperforming (2007-2020)	14 Years	8.29%	205.12%	11.44%	355.46%	-3.14%	-150.34%	9.47%	254.74%
Outperforming (2021-2023)	3 Years	13.86%	29.65%	5.20%	10.67%	8.66%	18.97%	15.33%	33.02%
Average Underperformance	6.25 Years	7.76%	77.60%	18.36%	151.55%	-10.61%	-73.95%	14.05%	110.98%
Average Outperformance*	9 Years	18.11%	391.81%	5.37%	63.02%	12.74%	328.79%	9.79%	156.33%

* excludes the 2021-2023 period

Source: Patient Capital Management, Bloomberg, and Kenneth R. French Data Library at the Dartmouth Tuck School of Business. Data through 11/30/23

One caveat to our near-term “classic value” enthusiasm is the non-negligible risk of an AI-bubble, which could result in continued leadership by the Magnificent 7. As mentioned, they are not overly expensive and continue to be institutionally under-owned relative to the S&P 500’s hefty weight. While not our base case, it’s certainly possible.

We have significant exposure to Amazon (AMZN), Alphabet (GOOGL) and Meta Platforms (META), which we believe remain undervalued. Consequently, we believe we could do fine in this scenario. We think this would defer, not destroy value’s outperformance.

As markets rallied, we made some adjustments to the portfolio. We significantly pared back exposure in some of our biggest winners, as names like Uber Technologies (UBER) and Coinbase Global (COIN) neared our assessment of fair value. We were able to add some quality assets at attractive prices. Everyone prizes quality these days, which leads to full valuations overall. Weakness in healthcare allowed us to buy Royalty Pharma and Illumina, two excellent, high return businesses at attractive prices. We also bought Crocs on weakness, another high- return, cash generative business.

Let’s recap where we think our process worked well, and where it fell short. First the positive:

●	Opportunistic. We bought UBS (UBS) and Western Alliance (WAL) during the bank selloffs in March and May. UBS returned nearly 60% from where we started buying in the high-teens in March (vs. SPX +15%). WAL gained almost 150% from our initial May purchase price in the high $20’s (vs. SPX +15%). Though UBS and WAL did better than the group, regional banks broadly rallied as we avoided a recession and credit crisis. That wasn’t the bet we were making. We always look for opportunities in panic, believing some babies get thrown out with the bathwater so-to-speak.

Patient Opportunity Trust 2023 Annual Report	5

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

●	We believed UBS acquired Credit-Suisse for a steal with significant downside protection in the form of government guarantees. We knew short-term financial results would be messy. Fear combined with short-termism created an opportunity to buy an attractive, predominantly asset management franchise with high returns on equity and long-term earnings power of $4-5/share at 4-5x earnings. A classic case of time arbitrage.

●	WAL is also a high-return franchise. It was one of the biggest losers during the depths of the panic. At its lowest closing price ($18.20 in May), it traded for 2x what it’s estimated to earn this year ($7.77). People didn’t care because they saw the imminent risk of failure. Bank runs had killed competitors. Unlike competitors, Western Alliance published daily updates on deposit flows, which were encouraging and demonstrated a durable deposit base. Market failure expectations were completely disconnected from company fundamentals.

●	These investments worked out well in the benign scenario that unfolded. However, our risk analysis was just as important to our investment decision as the prospective returns. We believed these investments were particularly attractive on a risk-adjusted basis. We believe they would have done well even if a recession occurred, though gains likely would have been delayed.

●	Patience. At a macro level, our deep fundamental work, conviction in our stocks and risk analysis allowed us to hold when many others decreased market exposure at the worst time a year ago. A micro example of patience playing out is Expedia (EXPE), which was a top contributor for the year.

●	We initially bought EXPE in the middle of 2022 believing company fundamentals were much stronger than market expectations suggested, and their tech and infrastructure investments would lead to business improvements. We thought competitive concerns were overblown, and Expedia could continue to grow. Despite good fundamental performance, the stock languished from the time we bought it through early November. During this holding period, the “upside-to-downside capture” (how much it goes up on up days vs. down-on-down days) was poor and “alpha” non-existent. Those types of metrics just serve to quantify the market’s belief state. Since we look for areas where the market is wrong, we are often buying into poor quantitative characteristics. For Expedia, that all changed when it reported its third quarter results. Its direct-to-consumer business accelerated while competitors Booking Holdings and Airbnb slowed.

6	Patient Opportunity Trust 2023 Annual Report

●	This exemplifies our philosophy and process. We believe markets are pragmatically efficient and very difficult to beat. We look for sources of “edge” or places the market might be wrong. Areas of high disagreement can be a fruitful place to find an edge, but they tend to come with higher levels of volatility. It takes time and patience for the fundamentals to play out.

●	Sound Fundamental Analysis. In a year with the lowest merger & acquisitions (M&A) in a decade, we had 2 take-outs. Tech company Splunk (SPLK) was bought by Cisco. Biotech company Karuna Therapeutics (KRTX) was acquired by Bristol-Myers Squibb. Take-out targets have attractive strategic or financial characteristics.

Now onto areas for improvement. The late, great Charlie Munger’s philosophy was it’s important to “rub your nose” in your mistakes. We agree that focusing on errors keeps you humble and helps you improve.

While it’s easy to identify losses, we don’t think that’s the best way to assess errors. We like to distinguish between process and outcome. A coin toss that pays you $2 if you win, but costs you $1 if you lose is a good bet. It has a positive expected value. Half the time you will lose money, though. That doesn’t mean it was a mistake to take the bet. A strong, well-executed process will produce losers, just as a poor or nonexistent process can produce winners (“dumb luck”). We attempt to focus on process when assessing our mistakes.

●	Farfetch. We will start with Farfetch (FTCH) because we were vocal about our belief in the long-term potential. In the fourth quarter, Farfetch entered a prepack admin deal (essentially a bankruptcy). We exited the stock in the third quarter after its disastrous results, but were surprised to see it fail so quickly given its cash and liquidity. Upon reflection, we attribute its failure to terrible execution and poor operational and financial discipline. Despite being our single biggest contributor to performance over the past 5 years, we made mistakes on Farfetch.

We executed the process well with our initial buy decision. We saw a unique company with a huge total addressable market. The price had tanked because the market hated its purchase of New Guards Group. We thought the deal was attractive and there was a clear disconnect between fundamentals and market expectations. We initially bought the stock around $10, and thought it was worth $30. Our assessment of the deal was proven correct. Then the company benefited from the pandemic, entered a deal with Alibaba and Richemont on China, and rolled out its first large Farfetch Platform Services client (Harrods). It was nearly free cash flow breakeven in 2020. Initial execution appeared excellent. The stock rallied to $75. We sold a good amount, which is how it remains a top contributor over 5 years (our entire holding period).

Patient Opportunity Trust 2023 Annual Report	7

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

We should have sold it all. That’s hindsight bias, rather than a process error though. There were good reasons to maintain a position. One of the biggest mistakes investors make is not letting winners run. Farfetch was an early-stage company with a low penetration of its total addressable market. It executed superbly in our short ownership period. It was in a materially better position than when we purchased it. Our bull case was always significantly higher than the stock price.

Our biggest errors were 1) how we revised our estimate of intrinsic value, 2) using the wrong reference class (Amazon), and 3) poorly assessing the financial and operational discipline. After those positive fundamental developments (and stock gains), we increased our central tendency of value to ~$110 at its peak. In retrospect, the magnitude of that increase was a mistake. Business values don’t nearly quadruple in a year and a half. Seems so obvious in hindsight. A central tendency of value can move more than a base case as odds of different scenarios shift. Regardless, in the future, extreme moves in intrinsic values will garner extreme rather than normal scrutiny.

Also, we used the wrong reference class for FTCH. While we used many comparables, Amazon garnered too much emphasis. Despite knowing there is no other Amazon, we compared the companies more than appropriate. Using the wrong reference class led us to be much too bullish. Farfetch lacked key similarities: operational discipline and financial sophistication (although we didn’t figure that out until much later). Amazon almost went bust after the dot.com bubble burst. Jeff Bezos, “an authentic business genius” (Warren Buffett’s words), massively cut costs and restructured the business. Our first signs of this crucial difference came in late 2021 when we needed to advocate Farfetch be much more aggressive on costs. Important lessons: it’s a red flag to need to advocate, and managements can easily parrot your views back to you without internalizing them.

Our concerns grew in late 2022 when Farfetch started taking on significant debt and put out very disappointing long- term targets they claimed were extremely conservative. At that time, we decided to put Farfetch on a short leash: any fundamental disappointments would be cause for exit. They performed well in the first quarter of 2023, which gave us the confidence to invite them to our first investor day. Then they totally whiffed the second quarter. We sold.

8	Patient Opportunity Trust 2023 Annual Report

Jose Neves “dreamed the dream,” which we believe ultimately killed the company. You want a CEO to be ambitious with aggressive goals. But Farfetch wasn’t built with the operational and financial discipline required to scale a successful business. Right until the end, Neves looked to deals to solve the company’s problems. Neves’ desire to build the platform for luxury inhibited the company’s ability to be realistic about the cost and executional actions required to sustain the business.

We learned many lessons on this one, which will serve to improve our process. We plan to borrow an idea from the great value investor Chris Davis and create a wall of shame. Farfetch will be our first honoree. Mistakes happen. We want a culture open to making, admitting and correcting them when they do. Our goal is to always do better for clients. We believe our learnings from this experience will aid us in that effort.

●	Missing the forest for the trees. The popping of the innovative disruption bubble damaged many investment track records in the past few years, ours included. While very few who invested in those companies got out, we should have done better. I gave presentations in late 2021 on the risk to growth stocks. We exited some names, like Peloton, based on unrealistic expectations. But we didn’t take these insights to their logical conclusions. Doing so would have helped us make the right call on Farfetch in 2021 (and others). We’ve implemented risk monitoring to help us recognize bubbles and other broad sources of risk.

●	Unprofitable businesses. We’ve benefited greatly from investing in businesses early in their life cycles before they are well understood by the market. These types of investments can turn out to be the biggest winners. Oftentimes, early-stage businesses aren’t yet profitable. We will continue to invest in these sorts of companies but have reassessed their risk, which will impact position sizing and overall exposure.

We think the lessons learned help us improve. Our primary goal is to earn better returns for clients. We “eat our own cooking,” with significant personal investments in our funds. Even though we had a strong 2023, we still see attractive return potential. After our 2011 losses, our mutual fund was a top performer for two consecutive years. After being priced for recession just months ago, our cyclical names remain well below fair value with attractive upside elsewhere too. In addition, the market always offers new opportunities, and we are continually refreshing the portfolio.

Patient Opportunity Trust 2023 Annual Report	9

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

We appreciate your continued support. Please reach out if we can help.

Samantha McLemore, CFA

January 11, 2024

******

Data Sources: Bloomberg, Patient Capital Management, and Kenneth R. French Data Library at the Dartmouth Tuck School of Business.

The low multiple portfolios are constructed at the end of June. E/P is earnings before extraordinary items at the last fiscal year end of the prior calendar year divided by Market Cap at the end of December of the prior year. Annual returns are from January to December. Cheap: highest quintile of E/P; Expensive: lowest quintile of E/P.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The S&P 500 Index (SPX) is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The Russell® 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index. The S&P 500 Value measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500. The NAAIM Exposure Index represents the average exposure to US Equity markets reported by our members. The put-call ratio is a measurement used by investors to gauge the overall mood of a market. CPI: Consumer Price Index measures the monthly change in prices paid by U.S. consumers. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. The HFRI 400 (US) EH: Fundamental Value Index is a global, equal-weighted index of the largest hedge funds that report to HFR, are open to new investment by US investors and offer quarterly liquidity or better. The Fundamental Value hedge funds that comprise the index are a subset of the HFRI 400 (US) Equity Hedge Index. The index is rebalanced on a quarterly basis. PCE: Personal consumption expenditures includes a measure of consumer spending on goods and services among households in the US. PCE, CPI, and inflation rates based on available data at the time the piece was written and are not guaranteed to stay the same in the future. Magnificent 7 is a group of stocks made up of mega-cap stocks Apple (AAPL), Alphabet (GOOGL), Microsoft (MSFT), Amazon.com (AMZN), Meta Platforms (META), Tesla (TSLA) and Nvidia (NVDA). A multiple is simply a ratio that is calculated by dividing the market or estimated value of an asset by a specific item on the financial statements. Earnings Yield is the inverse of the P/E ratio. Earnings yield is one indication of value; a low ratio may indicate an overvalued stock, or a high value may indicate an undervalued stock. Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

10	Patient Opportunity Trust 2023 Annual Report

Click here for a prospectus.

Morningstar Absolute Rankings represent a fund’s total return rank relative to its Morningstar category. Morningstar Percentile Rankings represent a fund’s total return percentile rank relative to its Morningstar category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Morningstar ranked LMNOX in the top 1%, 85% and 73% out of 420, 363, and 241 Mid-Cap Blend funds for the one-, five- and ten-year periods ending 12/31/23, respectively. Morningstar ranked MVISX in the top 1% and 84% out of 420 and 363 Mid-Cap Blend funds for the one- and five-year periods ending 12/31/23, respectively. ©2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

Patient Opportunity Trust 2023 Annual Report	11

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Diversification cannot assure a profit or protect against loss in a down market.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager’s current or future investment and are subject to change at any time.

The Patient Opportunity Trust is distributed by Quasar Distributors, LLC.

©2024 Patient Capital Management

12	Patient Opportunity Trust 2023 Annual Report

Fund at a glance+ (unaudited)

Investment breakdown (%) as a percentage of total investments

+	The bar graph above represents the composition of the Fund’s investment as of December 31, 2023 and December 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
[1]	Percentage is less than 0.1% of total investments as of December 31, 2023 and December 31, 2022.

Patient Opportunity Trust 2023 Annual Report	13

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual Expenses

The table below titled “Based on total actual return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on hypothetical actual return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

14	Patient Opportunity Trust 2023 Annual Report

Based on total actual return[1]
	Actua Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.20%	$1,000.00	$1,112.00	2.13%	$11.34
Class C	10.73	1,000.00	1,107.30	2.89	15.35
Class FI	11.14	1,000.00	1,111.40	2.17	11.53
Class I	11.32	1,000.00	1,113.20	1.87	9.95
Class IS	11.34	1,000.00	1,113.40	1.82	9.70
Class R	11.04	1,000.00	1,110.40	2.41	12.82

Based on hypothetical actual return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,014.49	2.13%	$10.79
Class C	5.00	1,000.00	1,010.63	2.89	14.65
Class FI	5.00	1,000.00	1,014.28	2.17	11.00
Class I	5.00	1,000.00	1,015.79	1.87	9.49
Class IS	5.00	1,000.00	1,016.02	1.82	9.25
Class R	5.00	1,000.00	1,013.06	2.41	12.23

[1]	For the six months ended December 31, 2023.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CSDC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Patient Opportunity Trust 2023 Annual Report	15

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A Shares of Opportunity Trust vs. S&P 500 Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

† Hypothetical illustration of $10,000 invested in Class A shares of Opportunity Trust on December 31, 2013, assuming the maximum sales charge at purchase and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

16	Patient Opportunity Trust 2023 Annual Report

Schedule of investments

December 31, 2023

Patient Opportunity Trust

Security	Shares	Value
Common Stocks — 111.6%
Communication Services — 14.0%
Interactive Media & Services — 12.7%
Alphabet Inc., Class A (a)(b)	475,000	$66,352,750
IAC, Inc. (a)(b)	1,050,000	54,999,000
Meta Platforms Inc., Class A (a)(b)	150,000	53,094,000
Total Interactive Media & Services		174,445,750
Media — 1.3%
S4 Capital Plc (a)	26,000,000	17,697,220
Total Communication Services		192,142,970
Consumer Discretionary — 36.7%
Automobiles — 3.9%
General Motors Co. (b)	1,500,000	53,880,000
Broadline Retail — 8.8%
Alibaba Group Holding Ltd., ADR	450,000	34,879,500
Amazon.com Inc. (a)(b)	575,000	87,365,500
Total Broadline Retail		122,245,000
Hotels, Restaurants & Leisure — 13.5%
Expedia Group Inc. (a)(b)	725,000	110,047,750
Norwegian Cruise Line Holdings Ltd. (a)	2,000,000	40,080,000
Travel Plus Leisure Co.	900,000	35,181,000
Total Hotels, Restaurants & Leisure		185,308,750
Leisure Products — 5.7%
Mattel Inc. (a)(b)	2,600,000	49,088,000
Peloton Interactive Inc., Class A (a)	4,750,000	28,927,500
Total Leisure Products		78,015,500
Textiles, Apparel & Luxury Goods — 4.8%
Canada Goose Holdings Inc. (a)(b)(d)	3,000,000	35,550,000
Crocs, Inc. (a)	330,000	30,825,300
Total Textiles, Apparel & Luxury Goods		66,375,300
Total Consumer Discretionary		505,824,550
Energy — 9.8%
Energy Equipment & Services — 1.7%
Seadrill Ltd. (a)	500,000	23,640,000
Oil, Gas & Consumable Fuels — 8.1%
Chesapeake Energy Corp.	215,000	16,542,100
Energy Transfer LP (b)	4,500,000	62,100,000
Kosmos Energy Ltd. (a)	5,000,000	33,550,000
Total Oil, Gas & Consumable Fuels		112,192,100
Total Energy		135,832,100
Financials — 29.1%
Banks — 9.8%
Citigroup Inc. (b)	1,500,000	77,160,000

Patient Opportunity Trust 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Patient Opportunity Trust

Security	Shares	Value
JPMorgan Chase & Co. (b)	190,000	$32,319,000
Western Alliance Bancorp	400,000	26,316,000
Total Banks		135,795,000
Capital Markets — 6.7%
Coinbase Global Inc., Class A (a)	180,000	31,305,600
UBS Group AG (b)	2,000,000	61,800,000
Total Capital Markets		93,105,600
Consumer Finance — 10.7%
Capital One Financial Corp.	260,000	34,091,200
OneMain Holdings Inc. (b)	1,700,000	83,640,000
SoFi Technologies Inc. (a)	3,000,000	29,850,000
Total Consumer Finance		147,581,200
Financial Services — 1.9%
Fiserv Inc. (a)	200,000	26,568,000
Total Financials		403,049,800
Health Care — 11.4%
Biotechnology — 3.0%
Precigen Inc. (a)(d)	13,000,000	17,420,000
PureTech Health Plc (a)	9,500,000	23,515,990
Total Biotechnology		40,935,990
Health Care Providers & Services — 2.7%
CVS Health Corp.	475,000	37,506,000
Life Sciences Tools & Services — 2.0%
Illumina, Inc. (a)	196,106	27,305,799
Pharmaceuticals — 3.7%
Green Thumb Industries Inc. (a)	2,077,460	23,454,523
Royalty Pharma PLC, Class A	974,549	27,375,082
Total Pharmaceuticals		50,829,605
Total Health Care		156,577,394
Industrials — 9.4%
Ground Transportation — 2.0%
Uber Technologies Inc. (a)	450,000	27,706,500
Passenger Airlines — 7.4%
Delta Air Lines Inc. (b)	1,500,000	60,345,000
United Airlines Holdings Inc. (a)	1,000,000	41,260,000
Total Passenger Airlines		101,605,000
Total Industrials		129,311,500
Materials — 1.2%
Metals & Mining — 1.2%
Cleveland-Cliffs Inc. (a)	800,000	16,336,000
Total Materials		16,336,000
Total Common Stocks (Cost — $1,342,184,228)		1,539,074,314

18	Patient Opportunity Trust 2023 Annual Report

Patient Opportunity Trust

Security	Rate	Maturity Date	Face Amounts	Value
Convertible Bonds — 0.1%
Consumer Discretionary — 0.1%
Diversified Consumer Services — 0.1%
2U, Inc.	2.250%	5/1/2025	$4,000,000	$2,045,708
Total Consumer Discretionary				2,045,708
Total Convertible Bonds (Cost — $2,787,990)				2,045,708
Corporate Bonds — 1.1%
Financials — 1.1%
Capital Markets — 1.1%
Coinbase Global Inc. (c)	3.375%	10/1/2028	18,433,000	15,575,885
Total Financials				15,575,885
Total Corporate Bonds
(Cost — $10,941,375)				15,575,885
Investment Funds — 0.1%
Pangaea One, LP (d)(e)(f)				1,647,803
Total Investment Funds (Cost — $27,415,330)				1,647,803

	Exercise Price	Expiration Date	Shares
Warrants — 0.0%
Alaunos
Therapeutics Inc. (a)(f)	$7.00	7/30/2024	3,787,879	—
Total Warrants
(Cost — $1,177,758)				—
Total Investments — 112.9% (Cost — $1,384,506,681)				1,558,343,710
Liabilities in Excess of Other Assets — (12.9)%				(178,254,634)
Total Net Assets — 100.0%				$1,380,089,076

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

ADR — American Depositary Receipt

LP — Limited Partnership

Plc — Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Security was purchased to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2023, the value of these securities totaled $15,575,885 or 1.1% of net assets.

Patient Opportunity Trust 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Patient Opportunity Trust

(d)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2023, the total cost of investments in Affiliated Companies was $97,851,071 and the market value was $54,617,803. (See Note 8).
(e)	Security is valued in good faith using significant unobservable inputs in accordance with procedures approved by the Board of Trustees.
(f)	Restricted security.

20	Patient Opportunity Trust 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,286,655,610)	$1,503,725,907
Investments in affiliated securities, at value (Cost $97,851,071)	54,617,803
Cash	835,704
Receivable for securities sold	14,343,361
Receivable for Fund shares sold	547,967
Dividends and interest receivable	714,028
Prepaid expenses	88,135
Total Assets	1,574,872,905
Liabilities:
Line of credit payable (Note 6)	183,000,000
Payable for securities purchased	7,685,904
Payable for Fund shares repurchased	1,429,374
Interest payable	923,963
Investment management fee payable	790,790
Distribution and service fees payable	385,964
Accrued other expenses	567,834
Total Liabilities	194,783,829
Total Net Assets	$1,380,089,076
Net Assets:
Paid-in capital	$1,446,041,442
Total accumulated loss	(65,952,366)
Total Net Assets	$1,380,089,076

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	21

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$650,428,858
Class C	$71,344,785
Class FI	$7,967,368
Class I	$646,120,140
Class IS	$569,884
Class R	$3,658,041
Shares Outstanding:
Class A	21,553,499
Class C	2,648,962
Class FI	255,180
Class I	19,269,765
Class IS	16,964
Class R	122,479
Net Asset Value:
Class A (redemption price)	$30.18
Class C (redemption price* and offering price per share)	$26.93
Class FI (redemption price and offering price per share)	$31.22
Class I (redemption price and offering price per share)	$33.53
Class IS (redemption price and offering price per share)	$33.59
Class R (redemption price and offering price per share)	$29.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.02

*	Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

22	Patient Opportunity Trust 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $70,125)	$16,807,114
Interest	2,040,069
Total Investment Income	18,847,183
Expenses:
Interest expense (Note 6)	11,515,132
Investment management fee (Note 3)	9,625,287
Distribution fees (Note 5)	2,191,278
Shareholder servicing fee (Note 5)	766,018
Administration and fund accounting fees (Note 3)	726,169
Transfer agent expenses (Note 3)	377,650
Shareholder reports	147,550
Custody fees (Note 3)	99,056
Registration fees	95,981
Insurance	31,750
Audit and tax fees	20,990
Miscellaneous expenses	18,475
Trustees’ fees (Note 3)	17,397
Compliance fees (Note 3)	17,014
Legal fees	6,345
Total Expenses	25,656,092
Less: Expenses Waived and Reimbursed by the Advisor (Note 3)	(267,889)
Net Expenses	25,388,203
Net Investment loss	(6,541,020)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain From:
Investments in unaffiliated securities	29,150,692
Capital gain distribution from affiliated security	79,192
Net Realized Gain	29,229,884
Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	408,181,303
Investments in affiliated securities	(17,361,894)
Net Change in Unrealized Appreciation (Depreciation)	390,819,409
Net Gain on Investments	420,049,293
Increase in Net Assets from Operations	$413,508,273

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2023	2022
Operations:
Net investment loss	$(6,541,020)	$(8,144,285)
Net realized gain (loss)	29,229,884	(255,017,982)
Change in unrealized appreciation (depreciation)	390,819,409	(481,915,565)
Increase (Decrease) in Net Assets from Operations	413,508,273	(745,077,832)
Distributions to shareholders from (Note 10):	—	(136,685,687)
Decrease in Net Assets from Distributions to Shareholders	—	(136,685,687)
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,283,005,869	200,425,154
Reinvestment of distributions	—	126,346,046
Cost of shares repurchased	(1,447,637,990)	(499,903,339)
Decrease in Net Assets from Fund Share Transactions	(164,632,121)	(173,132,139)
Increase (Decrease) in Net Assets	248,876,152	(1,054,895,658)
Net Assets:
Beginning of year	1,131,212,924	2,186,108,582
End of year	$1,380,089,076	$1,131,212,924

The Accompanying Notes are an Integral Part of these Financial Statements.

24	Patient Opportunity Trust 2023 Annual Report

Statement of cash flows

For the Year Ended December 31, 2023

Cash Flow from Operating Activities
Net increase in net assets from operations	$413,508,273
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment in unaffiliated securities	(462,801,004)
Purchases of investments in affiliated securities	(34,881,114)
Sales of investments in unaffiliated securities	683,059,930
Decrease in receivable for securities sold	8,554,194
Decrease in receivable for fund shares sold	1,877,662
Increase in dividends and interest receivable	(487,653)
Increase in prepaid expenses	(34,612)
Decrease in payable for securities purchased	1,226,529
Increase in payable for fund shares repurchased	(898,728)
Decrease in investment management fee payable	13,086
Increase in distribution and service fees payable	(282,388)
Increase in accrued other expenses	(104,822)
Net realized gain on unaffiliated investments	(29,150,692)
Net realized gain on affiliated investments	(79,192)
Partnership distribution from affiliated investment	83,325
Net change in unrealized appreciation on unafilliated investments	(408,181,303)
Net change in unrealized depreciation on afilliated investments	17,361,894
Net Cash provided by operating activities	188,783,385
Cash Flow from Financing Activities
Decrease in loan payable	(23,489,000)
Increase in interest payable	172,970
Proceeds from shares sold	1,283,005,869
Payment on shares redeemed	(1,447,637,990)
Net cash used for financing activities	(187,948,151)
Net Increase in Cash	835,234
Cash at beginning of year	470
Cash at end of year	$835,704
Supplemental Disclosure of Cash Flow Information
Interest Paid	$11,305,542

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:
Class A Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.67	$38.25	$39.99	$28.85	$21.54
Income (loss) from operations:
Net investment income (loss)[1]	(0.15)	(0.17)	(0.07)	(0.01)	— [2]
Net realized and unrealized gain (loss)	8.66	(13.53)	(1.22)	11.15	7.31
Total income (loss) from operations	8.51	(13.70)	(1.29)	11.14	7.31
Less distributions from:
Net investment income	—	(0.06)	—	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.88)	(0.45)	—	—
Net asset value, end of year	$30.18	$21.67	$38.25	$39.99	$28.85
Total return[3]	39.27%	-36.09%	-3.24%	38.61%	33.94%
Net assets, end of year (000s)	$650,429	$512,731	$874,473	$941,942	$705,372
Ratios to average net assets:
Gross expenses[4]	2.12%	1.53%	1.21%	1.28%	1.47%
Net expenses[4,5]	2.11	1.52	1.21	1.28	1.47
Net investment income (loss)	(0.60)	(0.59)	(0.17)	(0.04)	0.02
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount is less than $0.01 per share.
[3]	Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[5]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 1.19%, 1.19%, 1.16%, 1.18% and 1.19% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

26	Patient Opportunity Trust 2023 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class C Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$19.50	$35.02	$36.92	$26.84	$20.19
Income (loss) from operations:
Net investment loss[1]	(0.31)	(0.37)	(0.37)	(0.23)	(0.29)
Net realized and unrealized gain (loss)	7.74	(12.33)	(1.08)	10.31	6.94
Total income (loss) from operations	7.43	(12.70)	(1.45)	10.08	6.65
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$26.93	$19.50	$35.02	$36.92	$26.84
Total return[2]	38.10%	-36.57%	-3.95%	37.56%	32.94%
Net assets, end of year (000s)	$71,345	$71,844	$152,662	$204,214	$216,364
Ratios to average net assets:
Gross expenses[3]	2.88%	2.26%	1.95%	2.03%	2.22%
Net expenses[3,4]	2.87	2.26	1.95	2.03	2.22
Net investment loss	(1.37)	(1.35)	(0.89)	(0.88)	(1.25)
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019 , respectively. Excluding interest, the expense ratios were 1.95%, 1.93%, 1.90%, 1.93% and 1.94% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	27

Financial highlights (cont’d)

For a share of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.43	$39.38	$41.19	$29.74	$22.22
Income (loss) from operations:
Net investment loss[1]	(0.17)	(0.21)	(0.11)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	8.96	(13.92)	(1.25)	11.50	7.61
Total income (loss) from operations	8.79	(14.13)	(1.36)	11.45	7.52
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$31.22	$22.43	$39.38	$41.19	$29.74
Total return[2]	39.19%	-36.15%	-3.32%	38.50%	33.84%
Net assets, end of year (000s)	$7,967	$7,033	$14,291	$14,458	$14,026
Ratios to average net assets:
Gross expenses[3]	2.17%	1.60%	1.29%	1.35%	1.53%
Net expenses[3,4]	2.16	1.60	1.29	1.35	1.53
Net investment loss	(0.65)	(0.67)	(0.24)	(0.19)	(0.34)
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the expense ratios were 1.24, 1.27%, 1.24%, 1.25% and 1.25% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

28	Patient Opportunity Trust 2023 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class I Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.02	$41.95	$43.73	$31.48	$23.44
Income (loss) from operations:
Net investment income (loss)[1]	(0.10)	(0.11)	0.02	0.07	0.01
Net realized and unrealized gain (loss)	9.61	(14.85)	(1.33)	12.18	8.03
Total income (loss) from operations	9.51	(14.96)	(1.31)	12.25	8.04
Less distributions from:
Net investment income	—	(0.15)	(0.02)	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.97)	(0.47)	—	—
Net asset value, end of year	$33.53	$24.02	$41.95	$43.73	$31.48
Total return[2]	39.59%	-35.92%	-3.01%	38.91%	34.30%
Net assets, end of year (000s)	$646,120	$535,204	$1,135,832	$1,077,438	$736,467
Ratios to average net assets:
Gross expenses[3]	1.88%	1.27%	0.98%	1.04%	1.23%
Net expenses[3,4]	1.85	1.25	0.98	1.03	1.21
Net investment income (loss)	(0.34)	(0.33)	0.05	0.23	0.02
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Separately, the Advisor has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 0.93%, 0.92%, 0.93%, 0.93% and 0.93% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019 (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	29

Financial highlights (cont’d)

For a share of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.04	$42.05	$43.82	$31.52	$23.44
Income (loss) from operations:
Net investment income (loss)[1]	(0.10)	(0.07)	0.07	0.08	0.23
Net realized and unrealized gain (loss)	9.65	(14.92)	(1.35)	12.22	7.85
Total gain (loss) from operations	9.55	(14.99)	(1.28)	12.30	8.08
Less distributions from:
Net investment income	—	(0.20)	(0.04)	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(3.02)	(0.49)	—	—
Net asset value, end of year	$33.59	$24.04	$42.05	$43.82	$31.52
Total return[2]	39.73%	-35.90%	-2.93%	39.02%	34.47%
Net assets, end of year (000s)	$570	$1,146	$795	$734	$605
Ratios to average net assets:
Gross expenses[3]	1.78%	1.30%	0.90%	0.97%	1.13%
Net expenses[3,4]	1.77	1.29	0.90	0.96	1.09
Net investment income (loss)	(0.34)	(0.23)	0.14	0.25	0.81
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.89%, 0.33%, 0.05%, 0.10% and 0.26% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 0.88%, 0.96%, 0.85%, 0.86% and 0.83% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (see Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

30	Patient Opportunity Trust 2023 Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class R Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.50	$37.99	$39.82	$28.81	$21.57
Income (loss) from operations:
Net investment loss[1]	(0.22)	(0.27)	(0.20)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	8.59	(13.40)	(1.18)	11.10	7.38
Total income (loss) from operations	8.37	(13.67)	(1.38)	11.01	7.24
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$29.87	$21.50	$37.99	$39.82	$28.81
Total return[2]	38.93%	-36.27%	-3.48%	38.22%	33.57%
Net assets, end of year (000s)	$3,658	$3,254	$8,055	$8,195	$7,122
Ratios to average net assets:
Gross expenses[3]	2.38%	1.76%	1.47%	1.53%	1.76%
Net expenses[3,4]	2.37	1.76	1.47	1.53	1.76
Net investment loss	(0.87)	(0.90)	(0.44)	(0.32)	(0.54)
Portfolio turnover rate	35%	40%	55%	64%	35%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Advisor agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the expense ratios were 1.45%, 1.43%, 1.42%, 1.43% and 1.48% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Annual Report	31

Notes to financial statements

1. Organization

Patient Opportunity Trust, formerly known as Miller Opportunity Trust and Opportunity Trust, (the “Fund”) is a separate diversified investment series of the Trust for Advised Portfolios (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Patient Capital Management, LLC (the “Advisor”) under procedures approved by the Board. The valuation for the investment fund are based on information reported by the investment fund and discounted for the reduced liquidity of the security.

32	Patient Opportunity Trust 2023 Annual Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 — significant unobservable inputs, including the Advisor’s own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s investments in each category investment type as of December 31, 2023:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments*
Common Stocks	$1,539,074,314	$—	$—	$1,539,074,314
Convertible Bond	—	2,045,708	—	2,045,708
Corporate Bond	—	15,575,885	—	15,575,885
Investment Fund	—	—	1,647,803	1,647,803
Warrant~	—	—	—	—
Total Investments	$1,539,074,314	$17,621,593	$1,647,803	$1,558,343,710

*	See Schedule of Investments for additional detailed categorizations.

~	No value. The warrant is valued using Bloomberg’s Black-Scholes model and applying a 35% liquidity markdown.

Patient Opportunity Trust 2023 Annual Report	33

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund[1]
Balance at December 31, 2022	$1,548,089
Return of capital adjustment	(4,133)
Change in unrealized appreciation (depreciation)	103,847	[1]
Balance at December 31, 2023	$1,647,803
Capital gain distribution	79,192	[2]
Change in unrealized appreciation (depreciation) for Level 3 securities held at December 31, 2023	$103,847

[1]	This amount is included in the net change in unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2023	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$1,647,803	Discounted NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

34	Patient Opportunity Trust 2023 Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Patient Opportunity Trust 2023 Annual Report	35

Notes to financial statements (cont’d)

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other related party transactions

The Trust has an agreement with the Advisor to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30, 2020, the Advisor has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Advisor has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%.

36	Patient Opportunity Trust 2023 Annual Report

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class I	Class IS	Class R
1.20%	1.97%	1.26%	0.93%	0.83%	1.55%

During the period ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $267,889.

The Advisor is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Advisor and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS	Class R
Expires December 31, 2025	$41,332	$5,759	$592	$181,376	$71	$269
Expires December 31, 2026	85,691	9,711	1,087	170,830	71	499
Total	$127,023	$15,470	$1,679	$352,206	$142	$768

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. For the year ended December 31, 2023, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$726,169
Transfer agent	$377,650
Custody	$99,056
Compliance	$17,014

Patient Opportunity Trust 2023 Annual Report	37

Notes to financial statements (cont’d)

At December 31, 2023, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$232,031
Transfer agent	$131,145
Custody	$17,490
Compliance	$6,155

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $17,397 for their services and reimbursement of travel expenses during for the year ended December 31, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund’s Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived.

For the year ended December 31, 2023, Quasar did not retain sales charges on sales of Class A shares. In addition, for the year ended December 31, 2023, CDSCs paid to Quasar for Class C shares totaled $674.

4. Investments

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$504,436,238
Sales	$682,880,330

38	Patient Opportunity Trust 2023 Annual Report

5. Class specific expenses

The Fund has adopted a Rule 12b- 1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$1,435,518	$338,421
Class C	718,855	53,047
Class FI	19,190	8,306
Class I	—	363,792
Class R	17,715	2,452
Total	$2,191,278	$766,018

6. Lines of Credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $250,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing SOFR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement.

Patient Opportunity Trust 2023 Annual Report	39

Notes to financial statements (cont’d)

The Fund also has access to a $65 million line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$250,000,000	$65,000,000
Largest amount outstanding on an individual day	193,000,000	13,489,000
Average daily loan outstanding	191,232,877	1,587,165
Interest expense	11,415,848	99,284
Loan outstanding as of December 31, 2023	183,000,000	—
Average Interest rate	5.91%	8.15%

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold*	23,561,790	$566,364,999	1,518,927	$45,242,733
Shares issued on reinvestment	—	—	2,637,352	59,442,349
Shares repurchased	(25,669,399)	(619,667,204)	(3,357,185)	(94,643,384)
Net increase (decrease)	(2,107,609)	$(53,302,205)	799,094	$10,041,698
Class C
Shares sold	3,472,189	$74,947,144	273,517	$7,356,318
Shares issued on reinvestment	—	—	442,569	8,962,011
Shares repurchased*	(4,507,989)	(98,476,913)	(1,390,997)	(37,478,160)
Net decrease	(1,035,800)	$(23,529,769)	(674,911)	$(21,159,831)

40	Patient Opportunity Trust 2023 Annual Report

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class FI
Shares sold	311,774	$7,799,533	31,952	$1,090,313
Shares issued on reinvestment	—	—	34,310	799,089
Shares repurchased	(370,108)	(9,352,973)	(115,675)	(3,257,382)
Net decrease	(58,334)	$(1,553,440)	(49,413)	$(1,367,980)
Class I
Shares sold	23,518,789	$628,907,068	4,364,872	$145,416,959
Shares issued on reinvestment	—	—	2,262,890	56,644,373
Shares repurchased	(26,534,489)	(713,635,116)	(11,419,241)	(361,575,694)
Net decrease	(3,015,700)	$(84,728,048)	(4,791,479)	$(159,514,362)
Class IS
Shares sold	48,912	$1,264,272	25,801	$758,449
Shares issued on reinvestment	—	—	4,899	122,907
Shares repurchased	(79,630)	(2,018,214)	(1,913)	(50,053)
Net increase (decrease)	(30,718)	$(753,942)	28,787	$831,303
Class R
Shares sold	156,233	$3,722,853	17,405	$560,382
Shares issued on reinvestment	—	—	16,808	375,317
Shares repurchased	(185,096)	(4,487,570)	(94,897)	(2,898,666)
Net decrease	(28,863)	$(764,717)	(60,684)	$(1,962,967)
Total decrease	(6,277,024)	$(164,632,121)	(4,748,606)	$(173,132,139)

*	236,637 Class C shares converted into 212,044 Class A shares, amounting to $5,651,794, during the year ended December 31, 2023. 46,201 Class C shares converted into 42,189 Class A shares, amounting to $1,389,845, during the year ended December 31, 2022. Class C shares of the Fund automatically convert to Class A shares after they have been held for 8 years.

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2023:

	Pangaea One, LP	Canada Goose Holdings Inc.[1]	Precigen Inc.[1]	Total
Value at December 31, 2022	$1,548,089	$35,620,000	$—	$37,168,089
Purchases	—	14,413,730	20,467,384	34,881,114
Sales / Return of capital adjustment	(4,133)	—	—	(4,133)
Change in Unrealized Gain (Loss)	103,847	(14,483,730)	(3,047,384)	(17,427,267)

[1]	Canada Goose Holdings, Inc. and Precigen, Inc. were not affiliated companies at December 31, 2022 and became affiliated companies during December 31, 2023.

Patient Opportunity Trust 2023 Annual Report	41

Notes to financial statements (cont’d)

	Pangaea One, LP	Canada Goose Holdings Inc.	Precigen Inc.	Total
Value at December 31, 2023	$1,647,803	$35,550,000	$17,420,000	$54,617,803
Amortization, Dividend, Interest Income	$—	$—	$—	$—
Capital gain distribution	$79,192	$—	$—	$79,192

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at December 31, 2023	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$27,415,330	$1,647,803	0.1%	$729,365	[2]
Alaunos Therapeutics, Inc. (Warrant)[3]	$1,177,758	$—	0.0%	N/A

[1]	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

[2]	This security is in liquidation. Management does not expect to have a capital expenditure related to this commitment in the future.

[3]	Acquisition date was 7/19.

10. Income tax information and distributions to shareholders

The fund made no distributions during year ended December 31, 2023. See below for classification of distributions made during the year ended December 31,2022.

Ordinary Income:	Year Ended December 31, 2022
Class A	$1,472,449
Class C	—
Class FI	—
Class I	3,312,511
Class IS	9,448
Class R	—
Total	$4,794,408
Short-Term Capital Gain:
Class A	$2,029,149
Class C	314,745
Class FI	26,698
Class I	1,997,502
Class IS	4,145
Class R	12,590
Total	$4,384,829

42	Patient Opportunity Trust 2023 Annual Report

Long-Term Capital Gain:	Year Ended December 31, 2022
Class A	$ 59,012,679
Class C	9,151,541
Class FI	776,282
Class I	58,079,378
Class IS	120,504
Class R	366,066
Total	$127,506,450
Total Distributions Paid	$136,685,687

At December 31, 2023, the components of accumulated earnings for income tax purposes were as follows:

Tax cost of investments	$1,381,148,919
Unrealized appreciation	383,563,923
Unrealized depreciation	(206,369,132)
Net unrealized appreciation	$ 177,194,791
Undistributed Ordinary Income	2,489,318
Capital loss carryforwards	(229,990,052)
Other accumulated gain/(loss)(a)	(15,646,423)
Total accumulated loss	$ (65,952,366)

(a) Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, the following reclassifications have been made:

Total Accumulated Loss(a)	Paid In Capital(a)
$(6,507,501)	$6,507,501

(a) Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of December 31, 2023, the Fund had no late-year or post-October losses.

Patient Opportunity Trust 2023 Annual Report	43

Notes to financial statements (cont’d)

At December 31, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration

Short-Term	Long-Term	Total
$(229,990,052)	$—	$(229,990,052)

11. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of December 31, 2023, Morgan Stanley Smith Barney held approximately 40%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

12. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2023, through the date the financial statements have been issued.

Effective January 1, 2024, the following advisory fee schedule was adopted for the Fund, which has no impact on the current fee but will reduce the fee charged at increased asset levels: 1.00% of the average daily net assets on the first $100 million, 0.75% on the next $1.4 billion, and 0.60% on assets in excess of $1.5 billion.

Effective at the close of business on January 19, 2024, the Fund reorganized into a newly created series of Advisor Managed Portfolios (the “Acquiring Fund”). The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Fund, and the same investment advisor and portfolio managers as the Fund.

13. New Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

44	Patient Opportunity Trust 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios and the Shareholders of Patient Opportunity Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Patient Opportunity Trust (formerly known as “Opportunity Trust”), a series of Trust for Advised Portfolios (the “Fund”), as of December 31, 2023, the related statements of operations, changes in net assets, and cash flows, the related notes, and the financial highlights for year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated March 1, 2023, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Patient Opportunity Trust 2023 Annual Report	45

Report of independent registered public accounting firm (cont’d)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and private issuers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 29, 2024

46	Patient Opportunity Trust 2023 Annual Report

Approval of investment advisory agreement for Opportunity Trust (unaudited)

At a meeting held on June 1, 2023, the Board of Trustees (the “Board” or “Trustees”) of Advisor Managed Portfolios (the “Trust”), including all Trustees who were not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved an investment advisory agreement (the “Advisory Agreement”) with Patient Capital Management (the “Adviser”) for the Patient Opportunity Trust (the “Fund”). The Fund is the successor to a series of Trust for Advised Portfolios (the “Predecessor Trust”) with the same name (the “Predecessor Fund”). The Predecessor Fund reorganized into the Fund on January 19, 2024.

In advance of the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, and the services to be provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained with the Adviser and Predecessor Fund as members of the board of trustees of the Predecessor Trust. The information prepared specifically for the review of the Advisory Agreement supplemented the information provided to the Trustees throughout the year related to the Adviser and the Predecessor Fund. The board of the Predecessor Trust and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the Board’s review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Predecessor Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Independent Trustees were advised by independent legal counsel during the review process, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

Patient Opportunity Trust 2023 Annual Report	47

Approval of investment advisory agreement for Opportunity Trust (unaudited) (cont’d)

•	In considering the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board considered the Adviser’s resources and compliance structure, including information regarding its compliance program, chief compliance officer and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Adviser and the Predecessor Fund, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the year the board of the Predecessor Trust met with the Adviser to discuss the Predecessor Fund’s performance and the Adviser’s investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•	In assessing the quality of the portfolio management to be delivered by the Adviser, the Board considered the Predecessor Fund’s performance for various periods as of March 31, 2023 on both an absolute basis and in comparison to its peer group and benchmark index and the Adviser’s composite. The Board considered that Class I shares outperformed compared to the Predecessor Fund’s peer group median/average for the year-to-date period and underperformed compared to its peer group median/average and benchmark index for the one-, three-, five- and 10-year periods. The Board also considered that Class I shares slightly outperformed relative to the Adviser’s composite for the one-, three-, five- and ten-year periods.

•	The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the proposed advisory fee was the same as the Predecessor Fund’s advisory fee and that the Adviser had agreed to maintain the Predecessor Fund’s contractual annual expense limitations for the Fund. The Board also noted that, although the Fund’s advisory fee was higher than the peer group median and average, it was within the peer group range. After reviewing the materials that were provided, the Trustees concluded that the fee was fair and reasonable in light of the services to be provided.

48	Patient Opportunity Trust 2023 Annual Report

•	The Trustees considered whether, based on the estimated asset size of the Fund, economies of scale may be achieved. The Board noted that, in addition to the Adviser’s commitment to maintain the Predecessor Fund’s expense limitation arrangement for the Fund, the Adviser’s advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•	The Trustees considered the profitability of the Adviser from managing the Predecessor Fund. In assessing the Adviser’s profitability, the Trustees took into account both direct and indirect benefits to the Adviser from managing the Predecessor Fund. The Trustees concluded that the Adviser’s expected profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Patient Opportunity Trust 2023 Annual Report	49

Additional information (unaudited)

December 31, 2023

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-888-593-5110 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended December 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023, was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

50	Patient Opportunity Trust 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (May 2023 to present)

Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Trustee
Advisor
Managed
Portfolios
(2 portfolios)
(May 2023 to
present);
Federal Home
Loan Bank of
Des Moines
(February
2022 to
present);
Trustee,
Securian
Funds Trust
(12 portfolios)
(October
2022 to
					present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (February 2023 to present)

Patient Opportunity Trust 2023 Annual Report	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)

Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Since January 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 — 2022)

Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)

Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 655-0324.

52	Patient Opportunity Trust 2023 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Patient Opportunity Trust 2023 Annual Report	53

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Investment Adviser
Patient Capital Management, LLC One South Street Suite 2550 Baltimore, Maryland 21202

Distributor
Quasar Distributors, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

Custodian
U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Brian Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

            Patient Opportunity Trust
	Cohen & Company, Ltd.
	FYE 12/31/2023	FYE 12/31/2022
( a ) Audit Fees	$21,000	$17,850
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,100	$3,100
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Patient Opportunity Trust
	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) During the audit of the registrant’s financial statements, all of the hours were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Patient Opportunity Trust
Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

 (i)  Not applicable

  (j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By   /s/ Russell B. Simon
                          Russell B. Simon, President and Principal Executive Officer

Date  03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Russell B. Simon
                          Russell B. Simon, President and Principal Executive Officer

Date  03/08/2024

By   /s/ Jennifer Ting
                         Jennifer Ting, Interim Treasurer and Principal Financial Officer

Date  03/08/2024